Exhibit 99 PSEG Investor Update Leading toward a sustainable future March 2024 1 1

PSEG Investor Update March 2024 Forward-Looking Statements Certain of the matters discussed in this presentation about our and our subsidiaries’ future • any inability to extend certain significant contracts on terms acceptable to us; • development, adoption and use of Artificial Intelligence by us and our third-party vendors; performance, including, without limitation, future revenues, earnings, strategies, prospects, • fluctuations in, or third-party default risk in wholesale power and natural gas markets, consequences and all other statements that are not purely historical constitute “forward-looking including the potential impacts on the economic viability of our generation units; statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such • our ability to obtain adequate nuclear fuel supply; forward-looking statements are subject to risks and uncertainties, which could cause actual • changes in technology related to energy generation, distribution and consumption and changes in customer usage patterns; results to differ materially from those anticipated. Such statements are based on • third-party credit risk relating to our sale of nuclear generation output and purchase of management’s beliefs as well as assumptions made by and information currently available to nuclear fuel; management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” • any inability to meet our commitments under forward sale obligations and Regional “expect,” “plan,” “should,” “hypothetical,” “potential,” “forecast,” “project,” variations of such Transmission Organization rules; • the impact of changes in state and federal legislation and regulations on our business, words and similar expressions are intended to identify forward-looking statements. Factors that including PSE&G’s ability to recover costs and earn returns on authorized investments; may cause actual results to differ are often presented with the forward-looking statements • PSE&G’s proposed investment projects or programs may not be fully approved by themselves. Other factors that could cause actual results to differ materially from those regulators and its capital investment may be lower than planned; • our ability to receive sufficient financial support for our New Jersey nuclear plants from contemplated in any forward-looking statements made by us herein are discussed in filings we the markets, production tax credit and/or zero emission certificates program; make with the United States Securities and Exchange Commission (SEC), including our • adverse changes in and non-compliance with energy industry laws, policies, regulations Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K. These and standards, including market structures and transmission planning and transmission factors include, but are not limited to: returns; • risks associated with our ownership and operation of nuclear facilities, including • any inability to successfully develop, obtain regulatory approval for, or construct increased nuclear fuel storage costs, regulatory risks, such as compliance with the transmission and distribution, and our nuclear generation projects; Atomic Energy Act and trade control, environmental and other regulations, as well as • the physical, financial and transition risks related to climate change, including risks operational, financial, environmental and health and safety risks; relating to potentially increased legislative and regulatory burdens, changing customer • changes in federal and state environmental laws and regulations and enforcement; preferences and lawsuits; • delays in receipt of, or an inability to receive, necessary licenses and permits and siting • any equipment failures, accidents, critical operating technology or business system approvals; and failures, natural disasters, severe weather events, acts of war, terrorism or other acts of • changes in tax laws and regulations. violence, sabotage, physical attacks or security breaches, cyberattacks or other incidents that may impact our ability to provide safe and reliable service to our customers; All of the forward-looking statements made in this presentation are qualified by these cautionary • any inability to recover the carrying amount of our long-lived assets; statements and we cannot assure you that the results or developments anticipated by • disruptions or cost increases in our supply chain, including labor shortages; management will be realized or even if realized, will have the expected consequences to, or • any inability to maintain sufficient liquidity or access sufficient capital on commercially effects on, us or our business, prospects, financial condition, results of operations or cash flows. reasonable terms; • the impact of cybersecurity attacks or intrusions or other disruptions to our information Readers are cautioned not to place undue reliance on these forward-looking statements in technology, operational or other systems; making any investment decision. Forward-looking statements made in this presentation apply • a material shift away from natural gas toward increased electrification and a reduction in only as of the date of this presentation. While we may elect to update forward-looking the use of natural gas; statements from time to time, we specifically disclaim any obligation to do so, even in light of • failure to attract and retain a qualified workforce; • increases in the costs of equipment, materials, fuel, services and labor; new information or future events, unless otherwise required by applicable securities laws. • the impact of our covenants in our debt instruments and credit agreements on our The forward-looking statements contained in this presentation are intended to qualify for the safe business; • adverse performance of our defined benefit plan trust funds and Nuclear harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of Decommissioning Trust Fund and increases in funding requirements and pension costs; the Securities Exchange Act of 1934, as amended. 2 2

PSEG Investor Update March 2024 GAAP Disclaimer PSEG presents Operating Earnings in addition to its Net Income reported in Non-GAAP EBITDA excludes the same items as our non-GAAP Operating Earnings accordance with accounting principles generally accepted in the United States measure, as well as income tax expense (except for production tax credits (PTCs)), (GAAP). Operating Earnings is a non-GAAP financial measure that differs from Net interest expense and depreciation and amortization. Non-GAAP FFO reflects cash Income. Non-GAAP Operating Earnings exclude the impact of gains (losses) from operations excluding working capital and adjusts for certain items including associated with the Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) taxes on asset sales, cost of removal and energy efficiency investments. Non-GAAP accounting and other material infrequent items. The last slide in this presentation Debt consists of long-term debt, short-term debt and other imputed debt primarily (Slide A) includes a list of items excluded from Net Income to reconcile to non- related to an unfunded pension obligation. Non-GAAP EBITDA and non-GAAP FFO, GAAP Operating Earnings. as referenced in this presentation, may not be comparable to similarly titled measures used by other companies. Given the forward-looking nature of non-GAAP Operating Management uses non-GAAP Operating Earnings in its internal analysis, and in Earnings, non-GAAP Adjusted EBITDA and non-GAAP FFO estimates and our communications with investors and analysts, as a consistent measure for inability to project certain reconciling items that would be excluded from the most comparing PSEG’s financial performance to previous financial results. The directly comparable GAAP measures – such as MTM and NDT gains (losses), with presentation of non-GAAP Operating Earnings is intended to complement, and respect non-GAAP Operating Earnings and non-GAAP EBITDA; working capital should not be considered an alternative to, the presentation of Net Income, which is (including accounts receivable/payable, cash collateral), adjustments to Net Income an indicator of financial performance determined in accordance with GAAP. In (including changes in regulatory assets/liabilities, deferred taxes) with respect to non- addition, non-GAAP Operating Earnings as presented in this release may not be GAAP FFO and non-GAAP debt and imputed debt (including unfunded pension comparable to similarly titled measures used by other companies. obligation) with respect to non-GAAP debt - due to the volatility, complexity and low PSEG also includes forward-looking estimates of non-GAAP Operating Earnings, visibility of these items, PSEG is unable to reconcile these non-GAAP financial non-GAAP Earnings Before Interest, Tax, Depreciation and Amortization (EBITDA) measures to the most directly comparable GAAP financial measure. These items are and non-GAAP Funds From Operations (FFO), including the non-GAAP ratio uncertain, depend on various factors, and may have a material impact on our future FFO/Debt, in this presentation. GAAP results. Guidance included herein is as of February 26, 2024. From time to time, PSEG and PSE&G release important information via postings on their corporate Investor Relations website at https://investor.pseg.com. Investors and other interested parties are encouraged to visit the Investor Relations website to review new postings. You can sign up for automatic email alerts regarding new postings at the bottom of the webpage at https://investor.pseg.com or by navigating to the Email Alerts webpage here. The information on https://investor.pseg.com and https://investor.pseg.com/resources/email-alerts/default.aspx is not incorporated herein and is not part of this communication. 3 3

PSEG Investor Update March 2024 Public Service Enterprise Group

PSEG Investor Update March 2024 PSEG 2024: An improved business mix and platform for predictable growth PSE&G • Regulated Operations Represent ~90% of PSEG’s non-GAAP Operating Earnings Over Next 5 Years NJ’s Largest T&D Utility: 2.4 Million Electric and 1.9 Million Gas Customers PSEG Power & Other PSEG • Carbon-Free PSEG Nuclear Fleet Production Tax Credit makes PSEG Nuclear’s cash flows more predictable and provides downside price protection 5 5

PSEG Investor Update March 2024 PSEG’s Powering Progress Vision: Powering a future where people use less energy, and it’s cleaner, safer and delivered more reliably than ever • Operational Excellence: Best-in-class utility • Disciplined Investment: >90% of capital allocation and strong nuclear performance to PSE&G and other regulated investments, aligned with clean energy policies • Financial Strength: Solid balance sheet to fund - Investments to modernize utility infrastructure – Energy our growth objectives Strong, “Last Mile” reliability, GSMP - No new equity required to support 5-year capital plan - Investments to support decarbonization – Energy through 2028 Efficiency, EV, AMI, Solar and other - Solid investment grade ratings supported by credit - Recently awarded investment into competitively bid metrics that allow for incremental investment regulated transmission - PTC provides long-term certainty and downside price protection for Nuclear - Cost control supports customer affordability with one of the lowest gas bills and below average electric bills vs. regional peers 6 6

PSEG Investor Update March 2024 PSEG Financial Outlook: More Predictability from an Improved Business Profile Well Positioned for the Future ✓ Eliminated market price volatility on earnings with proceeds used to pay down debt and Exited Merchant Fossil Generation return capital to shareholders ✓ Completed sale of 25% equity stake in Ocean Wind 1, recouping full investment Exited Offshore Wind Generation ✓ Evaluating options to monetize our 50% stake in Garden State Offshore Energy acreage ✓ PTC provides downside price protection through 2032 Retained Carbon Free Nuclear Fleet ✓ Enhances PSEG Power & Other cash flow visibility and predictability ✓ BPU pension accounting order helps reduce volatility in PSE&G earnings Progress on Reducing Pension Variability ✓ “Lift-out” of ~$1 billion of PSEG Power & Other pension obligations PSE&G Transmission Formula Rate✓ Provides timely recovery of capital investments PSE&G Conservation Incentive Program ✓ Decoupling of volumes from revenues supportive of widespread adoption of EE investments PSE&G’s Robust Capital Program ✓ Long-term visibility from infrastructure replacement and support of NJ’s decarbonization efforts PSEG Financial Strength ✓ Solid balance sheet enables funding of 5-year capital investment program without new equity ✓ Continued opportunity for consistent and sustainable dividend growth PSEG Compelling Risk-Adjusted Return Opportunity ✓ Supports our long-term non-GAAP Operating Earnings growth outlook of 5%-7% through 2028 7 7 7

PSEG Investor Update March 2024 PSEG Growth Opportunities Aligned with Clean Energy Policies Significant events (i.e., the Northeast Blackout of 2003 and Superstorm Sandy) have driven policy changes and led to investment opportunities Future investment will address growing demand for electrification and need for an even more reliable grid, all aligned with New Jersey and federal energy policies Key State Policies PSEG Opportunities nd • BPU issued 2 triennium Energy Efficiency framework (2023) • “Last Mile” distribution system investments increase reliability • February 2023 NJ Governor’s Executive Orders advance 100% Clean and prepare for electrification Energy by 2035 (#315), prioritize Electrification of Building Sector (#316), • GSMP targets methane leaks and infrastructure replacement and initiate Stakeholder Proceeding on Future of Natural Gas Utilities (#317) • EE programs reduce usage, emissions and customer bills • BPU Order for Energy Efficiency Adoption (2020) • NJ Energy Master Plan (2020) • EV programs address the #1 source of emissions in NJ • NJ Clean Energy Act (2018) • PTC helps preserve NJ nuclear units; offers opportunities • NJ Zero Emissions Certificate Law (2018) to invest in uprates, fuel-cycle extension and license extension • PSEG’s carbon-free nuclear fleet supports incremental Key Federal Policies opportunities for hydrogen and revenue enhancements aligned with • Inflation Reduction Act (2022) NJ’s economic development efforts to attract high tech industry • Infrastructure Investment and Jobs Act (2021) • PIPES Act (2020) Supports Replacement of Aged Gas Pipeline Infrastructure 8

PSEG Investor Update March 2024 PSEG: Key Assets and Leadership PSE&G – Best-in-Class Regulated Electric & Gas T&D Utility PSEG Power & Other Focused on Affordability, Reliability and Customer Satisfaction • Solid nuclear operations with exemplary ratings on all units, gas supply • Top quartile safety performance operations benefiting PSE&G customers, and PSEG Long Island • Recipient of PA Consulting 2023 ReliabilityOne® Award for Outstanding • Nuclear fleet consisting of 3,761 MW carbon-free, base load assets Reliability Performance in the Mid-Atlantic Metropolitan Service Area with a PTC stabilized revenue stream and opportunities for for 22 consecutive years low-cost uprates and other enhancements • #1 in Customer Satisfaction with Residential and Business Electric • Supporting revenues from Gas Operations, PSEG Long Island, Service in the East among Large Utilities by J.D. Power in 2023* and other investments offset by Parent interest • Robust pipeline of regulated investment opportunities PSEG’s Workforce of ~12,500 Engaged Associates Led by an Experienced Management Team with Continuity • Residential electric bills are below the regional average • CEO, CFO, GC, Presidents of PSE&G and PSEG Nuclear have an • Residential gas bills are the lowest in the region average of > 25 years of service with PSEG in a variety of roles • Award-winning Solar, Energy Efficiency, and EV programs • Strong union partnerships with our six unions and the ~7,700 employees they represent: - In May 2023, PSEG reached new four-year labor agreements with all unions representing employees in New Jersey - In November 2023, PSEG Long Island reached a new four-year labor agreement * PSE&G received the highest score in the East Large segment of the J.D. Power 2023 U.S. Electric Utility Residential and Business Customer Satisfaction Study of electric utility satisfaction among residential and business customers. Visit jdpower.com\awards for more details. 9

PSEG Investor Update March 2024 PSEG: Financial Strength to Achieve Strategic Plan Long-Term Non-GAAP Operating Earnings Growth Outlook of 5%-7% for 2024-2028 • Primary contributor is PSE&G’s Net Income over this 5-year period • Rate Base CAGR of 6-7.5% driven by expanded capital program starting from a 10% higher Rate Base at YE 2023 vs YE 2022 • Nuclear revenues at PTC threshold level offer stability that supports long-term growth outlook Robust Regulated Capital Investment Plan Updated to $18B-$21B for 2024-2028; total PSEG capital plan of $19B-$22.5B • Clean Energy Future – Energy Efficiency II filing proposes $3.1 billion of programs to save energy, lower utility bills, decarbonize the NJ economy and continue developing green jobs beginning in January 2025 • Expansion of current investments focused on system modernization, “Last Mile” reliability and clean energy programs, reflecting long runway of system infrastructure investments, decarbonization and electrification opportunities Solid Balance Sheet • Supports 5-year capital plan with no new equity or required asset sales through 2028 • Solid investment grade credit ratings with improved business mix Indicative Annual Dividend Rate for 2024 Increased $0.12 Per Share over 2023* • Opportunity for consistent, sustainable growth Compelling Growth Profile of PSE&G, Complemented by PSEG Power & Other’s Nuclear PTC Enhanced Outlook 10 *All future decisions and declarations regarding dividends on the common stock are subject to approval by the Board of Directors.

PSEG Investor Update March 2024 PSEG Provides Compelling Value for Our Customers We continuously target top quartile performance to deliver better service, at lower cost Lowest Cost, but More Leaks/Mile than Peers: Age of cast iron system Delivering Highest Customer Reliability at Lowest Cost: Achieving drives need for GSMP program low SAIDI outage scores with Lowest Distribution O&M spend 0.00 0 PSE&G 50 0.01 100 0.02 150 0.03 200 PSE&G 0.04 250 300 0.05 $0 - $100 $200 $300 $400 $0 - $50 $100 $150 $200 $250 $300 $350 Electric Distribution O&M per Customer ($) Gas Distribution O&M per Customer ($) Lower Cost Lower Cost Peers subset of SNL Energy Electric and Diversified Utilities with > 500,000 customers Peers consist of LDCs in NY, NJ, MD and PA. Achieving Highest Customer Satisfaction at Lowest Cost: For Overall Lowest A&G Cost/Customer vs. Peers Residential Customer Satisfaction PSE&G Elec. 800 780 PSE&G Elec. (#1) 760 Electric 740 PSE&G Gas Q2 Q3 Q4 Q1 720 PSE&G Gas (#2) 700 680 Gas 660 Q1 Q2 Q3 Q4 640 $- 0 $100 $200 $300 $400 $0 $50 $100 $150 $200 $250 Distribution O&M per Customer ($) Lower Cost Lower Cost Electric Peer Companies * Gas Peer Companies * * Peers and Overall Residential Customer Satisfaction from the East Large segment of the J.D. Power 2022 U.S. Electric Peers subset of SNL Energy Electric and Diversified Utilities with > 500,000 customers operating in CT, DE, MD, NY, NJ or PA Electric Utility Residential Customer Satisfaction Study of customers’ satisfaction with electric utility residential services Gas Peers LDCs operating in CT, MD, NJ, NY or PA with > 500,000 customers. and the J.D. Power 2022 U.S. Gas Utility Residential Customer Satisfaction of customers’ satisfaction with natural gas residential services. Excludes PSEG Long Island for Electric and Eversource Energy and National Grid for Gas. 11 11 Note: Data and analytics for O&M and A&G Cost provided by S&P Global Market Intelligence. Leaks/Mile from PHMSA annual data. Data from 2022. Higher Reliability Higher Satisfaction SAIDI (minutes per year) Overall Residential Customer Satisfaction Lower Leaks Repaired System Leaks per Mile of Mains

PSEG Investor Update March 2024 PSEG Provides a Compelling Value for Our Communities Corporate Citizenship & Economic Development NJ Spend ~$2.6B • Recognized as One of America’s Most Responsible Companies ~$2.1B (Newsweek 2023) Substantial ~$1.8B ~$1.7B • Choose NJ – Chair of leading NJ economic development group investment in NJ economy (1) • Clean Energy Jobs Program – Supported more than 2,400 hires with a focus on diversity, equity and inclusion, in collaboration with NJ’s Council on the Green Economy • PSEG’s Corporate Citizenship priorities of environmental sustainability, 2020 2021 2022 2023 social justice and equity focus on creating a positive impact on the communities we serve U.S. Diversity Spend • With over $11M in giving in 2023, the PSEG Foundation and Corporate ~$1.1B Social Responsibility support a framework of social value through strategic ~$1.0B partnerships and activities, charitable giving as well as in-kind donations, and Continued growth ~$0.8B a robust employee-giving program in spending with ~$0.6B • Over 3,000 employees volunteered ~15,000 hours diverse businesses with hundreds of local organizations in 2023 with executives serving on boards of 60 non-profit organizations • Offshore Wind Port – Provided land as well as development and permitting support 2020 2021 2022 2023 12 (1) As of December 31, 2023.

PSEG Investor Update March 2024 PSEG Provides a Compelling Value for the Environment Environmental Targets • Carbon-free generation and net-zero for operations (Scope 1 and 2 emissions) by 2030 • Methane emissions – 22% reduction from 2018 through GSMP • Energy Efficiency – PSE&G on path to achieve EE savings targets established by the BPU (2% for electric and 0.75% for natural gas) • Electrifying transportation – Clean Energy Future–EV and the IAP focus on make-ready investments; targeting PSE&G fleet transition to electric by 2030 th Dow Jones Sustainability North America Index – 16 year in a row Carbon-Free, Baseload Generating Fleet • Preserved New Jersey’s carbon-free, base load nuclear generation resource • PSEG Power has retired or divested all coal and fossil-fired generation 13 13

PSEG Investor Update March 2024 PSEG Sustainability and ESG Summary PSEG Leadership Policies & Goals Recognition & Memberships • PSEG is a vocal advocate for an economy- • PSE&G’s Clean Energy Future programs have • MSCI rates PSEG at AAA, its highest wide price on carbon and preservation of our invested ~$2B to decarbonize the NJ economy corporate ESG rating existing carbon-free nuclear generating fleet via Energy Efficiency, EV infrastructure, and AMI • Named to the Dow Jones Sustainability • Committed to rigorous oversight of political North America Index for 16 years in a row • PSEG submitted proposed emissions reduction contributions and transparency in disclosure targets to the Science Based Targets initiative • Named to Forbes List for America’s Best but will not proceed with validation • PSEG oversight of sustainability and climate Employers for Diversity for 2023 initiatives by Board of Directors’ Governance, • PSEG continues to maintain its three-prong • Named Member of S&P Global’s 2024 Nominating and Sustainability Committee climate vision, including producing carbon-free Sustainability Yearbook energy, reducing GHG emissions from operations • Human Rights Policy and enabling the low-carbon transition to support • PSE&G received the PA Consulting $0.40 -$0.45 ® • LGBTQ+ Inclusion Pledge economy-wide decarbonization ReliabilityOne Award for Outstanding Metropolitan Service Area Reliability • PSEG’s business strategy is aligned with • PSEG generating fleet is a Top 10 U.S. Performance in the Mid-Atlantic Region many of the United Nations’ Sustainable producer of carbon-free energy nd for 22 consecutive year and the 2023 Development Goals ReliabilityOne® Outstanding Customer • ~$1B of regulated solar investments Engagement Award Link to PSEG’s 2023 Sustainability Report • PSE&G has issued $1.4 billion of Green Bonds • PSEG named to 2023 CPA-Zicklin Index and PSEG sub-limit of master credit facility “Trendsetters” with a score of 90 out of a includes sustainability-linked pricing mechanism possible 100 for Corporate Political Disclosure practices and Accountability * The 2023 Sustainability Report should not be deemed incorporated into or part of these slides. 14

PSEG Investor Update March 2024 PSEG Provides a Compelling Value for Our Investors P/E Rolling average 2nd and 3rd year expectations Improved business mix and visible earnings growth: 22.5 • Regulated investment opportunities in decarbonization 20.0 of NJ economy and electrification of transportation and buildings 17.5 • Broader opportunities in competitively bid regulated transmission 15.0 due to recent DOE study and PJM fast track proceeding 12.5 Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Jun-23 Sep-23 Dec-23 • Unique asset class of carbon-free baseload nuclear fleet with PTC stabilized price beginning in 2024 PSEG Peer Avg Top Quartile Avg • De-risked long-term growth outlook from visible, long-term investments Investment Proposition Return Opportunity Non-GAAP Operating Earnings Growth Rate 5% – 7% Outlook 2024E-2028E Dividend Yield 3% – 4% Total Potential Shareholder Return 8% – 11% Opportunity for Multiple Expansion to Further Enhance Return Opportunity 15

PSEG Investor Update March 2024 Public Service Electric & Gas

PSEG Investor Update March 2024 PSE&G – A Single State, Dual Jurisdiction Utility *** PSE&G YE 2023 Rate Base • Electric Transmission • Electric and Gas Distribution • Appliance Service Provider Transmission • Utility Provider of Energy Efficiency $12.4 B and Renewable Energy Programs 43% ~$29 B 1 Customer Data Electric Gas Distribution $15.4 B Total Customers 2.4 Million 1.9 Million 53% 5-YR Annual Growth* 0.9% 0.6% Clean Energy $1.1 B 39,085 2,282M 4% Total Sales ** GWh Therms PSE&G YE 2022 *** 1 Rate Base Sales Mix Electric Gas Residential 33% 58% Commercial 58% 38% ~$26 B Industrial 9% 4% 1 Customer and Sales Mix data are as of year-end 2023. 17 17 * Annual customer growth uses 2018 as base year. **Gas Firm sales only. *** Excludes CWIP. Year-end CWIP 2023 and 2022 balance was ~$1.3B.

PSEG Investor Update January 2024 Top Safety and Reliability Performance Metrics Driven by Nonstop Focus on Continuous Improvement OSHA Recordable SAIDI Open Leaks Incidence Rate Consistent top Sustained top decile Open year-end gas leaks performance in OSHA performance in electric reduced by 57% recordable incidence reliability results from 2017 st nd rd Top Decile 1 Quartile 2 Quartile 3 Quartile PSE&G 1. Benchmarks based on panels of comparable US utilities. 2. Prior investor presentations reported the PSE&G 2022 OSHA Recordable Incidence Rate as 0.77 and top decile performance. The correct PSE&G 2022 OSHA Recordable Incidence Rate was 0.86 which is first quartile performance. 2018-2022 OSHA benchmarks reflect an update to the reference panel of comparable utilities. Also, the 2022 benchmark quartiles for all three metrics and the 2018 benchmark quartiles for Open Leaks have been revised to reflect correct figures. 18 18

PSE&G’s Residential Electric Bills Are Lower than Regional Average and Gas Bills Are Among the Lowest Among Regional Peers $250 $250 $236 Monthly Electric Bills Monthly Gas Bills $203 $200 $200 $181 $178 $163 $158 Average = $148 $149 $148 $145 $150 $144 $150 $127 $122 $118 $117 Average = $116 $111 $112 $110 $108 $105 $105 $98 $100 $100 $87 $83 $66 $50 $50 $0 $0 PSE&G E-Town* BG&E PECO O&R SCG CNG NJN Brooklyn Yankee SJG Con Ed JCP&L BG&E Rockland PECO PP&L PSE&G O&R Atlantic LIPA CL&P UI Con Ed Electric Electric PSE&G Peer NJ Utilities Peer Regional Utilities Outside of NJ Based upon a calculation of monthly bills for an electric customer using 500 kilowatt-hours using rates as of September 1, 2023 and a gas customer using 100 therms using rates as of October 1, 2023. Rates sourced from public company documents. 19 * E-Town rates as of December 1, 2023 for BGSS-P and CIP as October change was delayed.

PSEG Investor Update March 2024 PSE&G Combined Bills Under 3% of Median NJ Income, Favorable “Share of Wallet” vs. Lower-Cost Regions (1) PSE&G Electric & Gas Combined Bills % of New Jersey Household Income Including Low-Income Customers After Assumed Credits 5.0% 4.5% Affordability of the combined bill 4.0% 4.3% has improved ~40% since 2009 4.0% for median-income customers and 3.8% 3.7% 3.6% ~30% for low-income customers 3.0% 3.3% 3.1% 2.9% 2.8% 2.9% 2.8% 2.6% 2.6% 2.6% 2.5% 2.5% 2.5% 2.4% 2.0% 2.2% 2.3% NJ 2022 electric residential rate 2.0% 2.0% 1.9% 1.8% year-over-year increase is 1.7% 1.6% 1.6% 1.6% th 1.5% 1.5% 1.5% 4 lowest among 50 states and 1.0% (2) Washington, D.C. 0.0% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023E 2024E Combined Bill as a % of NJ Median Income Combined Bill as a % of Low Income Threshold (1) Based on a typical residential electric customer using 740 kilowatt-hours per summer month and 6,920 kilowatt-hours on an annual basis using rates as of June 1 for each year and a typical residential gas heating customer using 172 therms per winter month and 1,040 therms on an annual basis using rates as of January 1 of each year, March 1 for 2023. (2) Source: Data provided by S&P Global Market Intelligence. Notes: NJ Median income source https://fred.stlouisfed.org/series/MEHOINUSNJA646N. 2023E and 2024E are not available, therefore assume 3% annual increase per year over 2022. Income level of USF, the lowest threshold of the three low-income programs, is 175% of the Federal Poverty Line. Assumes the customer also qualifies for LIHEAP and Lifeline. 2022 results were adjusted to normal levels of customer assistance, which was elevated in 2022 due to funds received through the American Recovery Plan. 20

PSEG Investor Update March 2024 Regulated planned capital spending range increased by >$2B for 2024-2028 reflecting expanded Clean Energy, Electric reliability and electrification needs at PSE&G, and inclusion of a competitively bid transmission project Regulated Capital Spending and Rate Base CAGR 2024 vs. Prior Plan New Capital Spending Plan $18B-$21B Prior Capital Spending Plan Rate Base CAGR 6%-7.5% 22 $16B-$18.5B 20 Rate Base CAGR 6%-7.5% 18 16 14 12 10 8 6 4 2 0 2023-2027E Capital Spending Plan 2024E-2028E Capital Spending Plan Transmission Electric Gas Utility Clean Energy Transmission Non-PSE&G* Low to High Investment Range** Consistent Rate Base CAGR driven by expanded capital program starting from a 10% higher Rate Base at YE 2023 vs YE 2022 Includes AFUDC. CEF-EC/AMI is included in Electric. * The Conastone-Doubs transmission project that was awarded to PSEG by PJM on December 11, 2023, will be managed and owned outside of PSE&G but is included here given FERC regulated rate base formula rate recovery. ** The low end of the range includes extensions of GSMP and CEF-EE. The hashed portion of the chart represents incremental PSE&G investment that may occur for programs related to gas and electric modernization, energy 21 efficiency, energy storage, electric vehicles and solar. ($ Billions)

PSEG Investor Update March 2024 Regulated 5-Year Capital Investment Plan of $18B-$21B is Driven by System Modernization and NJ's Decarbonization and Energy Policy Goals Regulated Capital Spending 2024E – 2028E 5 4 3 2 1 0 2024E 2025E 2026E 2027E 2028E Transmission Electric Distribution Gas Distribution Clean Energy Transmission Non-PSE&G* Low to High Investment Range** December '23-'27 Low December '23-'27 High Includes AFUDC. CEF-EC/AMI is included in Electric. * The Conastone-Doubs transmission project that was awarded to PSEG by PJM on December 11, 2023, will be managed and owned outside of PSE&G but is included here given FERC regulated rate base formula rate recovery. ** The low end of the range includes extensions of GSMP and CEF-EE. The hashed portion of the chart represents incremental PSE&G investment that may occur for programs related to gas and electric modernization, energy efficiency, energy storage, electric vehicles and solar. 22 ($ Billions)

PSEG Investor Update March 2024 Regulated Rate Base Growth Delivers Improved Reliability, Enhanced Resiliency, Increased Customer Satisfaction, and Lower Emissions Projected Regulated Year-End Rate Base 2023YE - 2028YE 60 CAGR: 6%-7.5% 50 Our investment 40 opportunities provide consistent 30 rate base growth 20 10 0 2023 2024E 2025E 2026E 2027E 2028E 2033E Transmission Electric Distribution Gas Distribution Clean Energy Transmission Non-PSE&G* Low to High Investment Range** Includes AFUDC. CEF-EC/AMI is included in Electric. * The Conastone-Doubs transmission project that was awarded to PSEG by PJM on December 11, 2023, will be managed and owned outside of PSE&G but is included here given FERC regulated rate base formula rate recovery. ** The low end of the range includes extensions of GSMP and CEF-EE. The hashed portion of the chart represents incremental PSE&G investment that may occur for programs related to gas and electric modernization, energy efficiency, energy storage, electric vehicles and solar. 23 ($ Billions)

PSEG Investor Update March 2024 Transmission Investment is Focused on 69kV Upgrades to Support Future Electrification Efforts • Transitioning from large end-of-life projects to 69kV conversion/expansion and new stations to improve reliability, address aging system and load growth including future electrification efforts • Lifecycle investments focused on overhead conductor and pipe cable replacements and upgrades • Generation topology changes due to retiring plants and interconnections/ upgrades for OSW transmission and other renewables • Broader opportunities in transmission due to recent DOE study and PJM fast track proceeding, including competitively bid opportunities addressing reliability needs • Annual formula rate incorporates forward test year, eliminates investment and cost recovery lag, which provides predictable earnings growth 24

PSEG Investor Update March 2024 Electric Distribution Investment is Focused on System Modernization Providing Long Runway of Investment Opportunities and Maintains Our Best-in-Class Reliability We will build on the success of programs like Energy Strong and Infrastructure Advancement Program to meet current and future needs of our customers, including investments for: • “Last Mile” – Modernize circuits via targeted replacement of a myriad of asset types to support reliability, hardening and future electrification • Station Upgrades – Modernize or eliminate aging electric distribution substations and switchgear to support EV/DER growth and address expanded security requirements Outside Plant Construction • Community Needs – Expertise in tailoring station design to harmonize with our communities • Technology – AMI, new enhanced capacitor banks and other technology to enable capabilities for remote monitoring and system control to support EV/DER integration, urban networks and cost reductions Madison Street Substation 25

PSEG Investor Update March 2024 Gas Distribution Investment is Focused on Infrastructure Replacement that Accelerates Emission Reduction Benefits * Impact of GSMP on Methane Reduction Mileage of CI/US Inventory Remaining 0% 6,000 -12% -20% GSMP main replacement -20% 5,000 5,259 4,784 -40% • GSMP II extension settlement approved in October 2023: 4,000 4,440 -42% — ~$900M, 2-year extension (January 2024 – December 2025) -60% -55% 3,327 — ~$750M accelerated clause-based recovery and $150M 3,000 stipulated base -68% 2,549 -80% — Replacement of a minimum of 400 miles of main 2,000 -80% — Sustains the thousands of jobs and skilled workforce created 1,830 -88% -100% under GSMP II 1,116 1,000 -97% 150 • GSMP III filing, including RNG and Hydrogen projects: 879 -120% 0 — Parties scheduled to reconvene by no later than January 31, 2025; if approved, work would commence in January 2026 Methane Level Mileage Remaining Future GSMP+ (right axis) Future GSMP+ Assumption=GSMP II extension run rate and current base capital plan continues until all eligible remaining CI/US mileage is replaced. * Methane reductions starting from 2011 when greenhouse gas emissions were required to be reported by the U.S. EPA for gas distribution companies. 26 % Reduction from Reported 2011 Subpar w Emissions 2011 2012 2013 2014 2015 2016 2017 GSMP I 2018 2019 2020 2021 GSMP II 2022 2023E 2024E GSMP II ext 2025E 2026E Future 2027E GSMP+ 2028E 2029E 2030E 2031E 2032E 2033E 2034E 2035E 2036E 2037E Mileage of cast iron and unprotected steel main remaining

PSEG Investor Update March 2024 PSE&G’s Award-Winning Clean Energy Future Programs Are Delivering Benefits to Customers and Rate Base Growth ENERGY EFFICIENCY ENERGY CLOUD “AMI” ELECTRIC VEHICLES BPU approved ~$1.3B investment BPU approved $707M investment BPU approved $166M investment Programs for Residential and C&I Customers “Smart meters,” new software and product solutions to Residential Smart Charging, Level 2 Mixed-Use including low-income, multi-family, small business and improve PSE&G processes and better manage the Charging, and Public DC Fast Charging (Make-Ready) local government electric grid • Existing CEF-EE program on target, BPU approved • Program on target with over 1.5 million meters in • Program on target, enrollment increasing quickly (1) a 9-month extension through June 2024 of $280M service to date and full deployment on schedule due to education, outreach and supply chain for ~ year-end 2024 improvements with ~10,000 chargers energized to • Proposed 6-month extension of existing CEF-EE date and an additional 11,000+ chargers in the program investment of ~$300M beginning July 2024 • Foundation for better customer service by (1) application queue providing customers granular usage information, • Winner of over 40 awards for Energy Efficiency • Received 2022 Plug-In America Utility Award and automated reconnections and faster outage and Clean Energy Jobs programs 2022 EVgo Charging Hero Award detection • BPU to address Medium and Heavy-Duty EVs in conjunction with ongoing stakeholder process Filed EE II programs for $3.1B in PSE&G’s Clean Energy Jobs Program commitments starting Jan 2025 has supported over 2,400 unemployed and through June 2027 based on underemployed people from low-to-moderate BPU’s EE II framework, (1) income areas secure clean energy careers spent over 6-year period (1) As of December 31, 2023. 27

PSEG Investor Update March 2024 PSE&G’s Proposed Energy Efficiency Offerings: An Expanded Suite of 11 Residential, C&I, and Multifamily & Other programs Program Description Energy Efficient Products Offers incentives and on-bill repayment (OBR) for energy efficient equipment and appliances. Provides comprehensive residential energy efficiency assessment and installation services to provide ‘one-stop shop’ for all applicable energy Whole Home efficiency and decarbonization upgrades for PSE&G residential customers, including OBR, for weatherization and equipment replacement. Provides electric and gas customers with information about their energy use, peer usage data, and suggested actionable steps to produce Behavioral energy savings through behavioral changes and engagement with other energy efficiency programs. Similar offering to Whole Home program with 100% incentive coverage for assessment and efficiency upgrades for income-qualified Income Qualified residential customers; also includes enhanced financial support for pre-weatherization barrier mitigation and health and safety measures. Whole-building engineered savings including expanded outreach, technical assistance, and financial incentives supporting whole-building Energy Solutions energy efficiency upgrades through a streamlined suite of energy solutions. Also includes incentives for retro-commissioning and strategic energy management, in addition to OBR. Rebates and OBR for measures such as HVAC, lighting, motors & drives, refrigeration, water heaters, air compressors, food service Prescriptive & Custom equipment, and custom measures. Provides free audit and easy-to-complete process with enhanced incentive coverage and OBR available for relatively simple EE projects Direct Install for smaller C&I customers. Targeted program directed at the specific challenges of this hard-to-reach customer segment. Offers a standalone program that leverages Multifamily measures from both Residential and C&I programs with multi-family specific incentive levels and marketing, including OBR. Next Generation Savings Support for field testing and assessment of opportunities to incorporate new technologies and program designs. Includes several approaches that incentivize switching from fossil fuel to electric measures in buildings. Includes a utility-owned, Geothermal Building Decarbonization Network Demonstration and a PSE&G Building Decarbonization Demonstration. OBR will be available for pathways where the incentives do not cover the full cost of the project. Several different demand response approaches for residential and commercial customers to reduce usage during times of high demand; Demand Response OBR may be available for pathways where there are costs to customers. 28 Multifamily & Other Commercial Residential & Industrial Programs New Programs

PSEG Investor Update March 2024 PSE&G’s 10-Year Investment Opportunities are Aligned with New Jersey’s Accelerated Electrification Goals Governor Murphy’s February 2023 Incremental investments to support NJ’s Executive Orders increasing targets to decarbonize the economy • 100% clean energy by 2035 (#315) • Electrifying transportation – No internal combustion engine vehicles sold after 2035 and increased incentives • Building electrification – 400,000 homes and 20,000 for Medium and Heavy-Duty EV adoption commercial properties and 10% of low-to-moderate income properties by 2030 (#316) • Incremental clean energy investments (Solar, EE, EV, Battery storage) • Initiated 18-month stakeholder process to achieve 2021 reduced gas emission goal by 2030 (#317) • Enhanced “Last Mile” reliability work to support accelerated EV adoption and electrification • Supports accelerated replacement of aging gas mains prone to leaks and breaks • Potential investments for low carbon fuels to integrate into gas distribution system 29 29

PSEG Investor Update March 2024 Effective Cost Control to Mitigate Inflation Impacts and Preserve Customer Affordability Keeps O&M CAGR under 2.5% (1) PSE&G O&M Expense • Demonstrated ability to control O&M 1,500 • 2023 cost reductions and a timing benefit of deferred compensation more than offset inflation, with the latter two driving the increase in 2024 1,000 • Focus on cost control provides headroom for recovery of capital investment, as $1 of O&M offsets 500 the impact of ~$10 of capital investment on customer bills • Implementation of AMI and productivity efforts are expected to 0 continue to control O&M costs for the 2018 2019 2020 2021 2022 2023 2024E next several years Distribution Transmission (1) Excludes certain regulatory balance account items. 30 ($ Millions)

PSEG Investor Update March 2024 Transmission Distribution PSE&G Dual Jurisdiction Distribution and Clean Energy Regulation Provides for a • State Regulatory Entity: NJ Board of Public Utilities Clean Energy Mixture of Investment and • Timely recovery of investment programs: - Contemporaneous recovery of EE and Solar programs Cost Recovery Mechanisms - Clause investment recovered via periodic filings for historic spending on Infrastructure Investment Programs (GSMP, Energy Strong, IAP) - Rate case recovery: Base spending, stipulated base Transmission • Current Distribution ROE: 9.6% for all programs • Federal Regulatory Entity: Federal Energy - Equity Ratio: 54% Regulatory Commission (FERC) - YE 2023 Distribution Rate Base: ~$17 B (~57%) • Annual Formula Rate filing provides for • 4Q 2023 Distribution base rate case is first since 2018 contemporaneous recovery with - Test Year – Mid-2023 through mid-2024 forward-looking test year - Request recovery of base distribution investments of $3.3B, including BPU approved • Current Transmission ROE: 10.4% inclusive of 50 basis stipulated base spend point RTO adder • Cost control and other factors mitigate other rate increases - Equity Ratio: ~55% - O&M control limits customer bill impact from last rate case and keeps costs below peers - YE 2023 Transmission Rate Base: ~$12 B (~43%) - Pension/OPEB expectations comparable to 2018 levels; seek to further reduce volatility - Weighted average cost of debt is flat compared to 2018 due to favorable refinancing and long-dated maturities - COVID and storm deferral recovery can be offset by completion of Superstorm Sandy recovery 31

PSEG Investor Update March 2024 PSE&G Base Rate Filing Seeks Recovery of Recent Investments; Cost Control and CEF-EE Programs Help Keep Bills Affordable New Jersey Electric Utility Costs 2018-2023 ▪ First distribution base rate request in six years; 9% overall revenue increase requested (Annual Distribution and Infrastructure Charges o Requested increase estimated to have a 12% impact on a typical combined residential customer Residential Customers with 7,800 kWh per Year) ▪ Seeking recovery of $3.3B of recent capital investment, including BPU approved stipulated base spend 5% AVG NJ CAGR ▪ Requested a regulatory pension deferral mechanism to address variability of costs ▪ Tax Adjustment Clause provides flowback of additional benefits (included in requested amounts) 1.5% PSE&G CAGR ▪ Recovery of COVID deferrals to be addressed in a separate proceeding; recovery from Superstorm Sandy rolls off in comparable amount Source: Utility Tariffs ▪ Test year data will be updated in mid-2024 to reflect 12 months of actual data ▪ Rate case schedule expected to be released in Q1-Q2 2024; expect resolution later in 2024 New Jersey Gas Utility Costs 2018-2023 (Annual Distribution and Infrastructure Charges 10.6% AVG NJ CAGR Residential Customers with 1,000 Therms per Year) Electric Gas Requested Return on Equity Common Equity ER23120924 GR23120925 Revenue Increase $462 Million $364 Million 10.4% 55.5% 4.3% PSE&G CAGR PSE&G has delivered stable distribution rates, paired with best-in-class reliability and award-winning customer satisfaction Source: Utility Tariffs 32

PSEG Investor Update March 2024 Key Takeaways: Best-in-Class Operations with Important System Investment Needs Driving a Predictable Earnings Growth Platform Operational Excellence: Delivering top-tier safety, Disciplined Investment: Programs driven by infrastructure modernization and decarbonization reliability and customer service, while maintaining customer bill affordability • $18B-$21B regulated capital investment program drives rate base growth of 6%-7.5% over the 2024-2028 period Financial Strength: Strong track record of • 2023 year-end rate base grew by ~10% over 2022 growth continues • Investments aligned with NJ climate policies, with upside to • Distribution base rate case in 2024 driven by capital recovery, address Governor Murphy’s February 2023 Executive Orders while continuing to keep customer bills affordable • Gas business capital investments driven by replacement of • Conservation Incentive Program decouples revenues, enabling aged pipe prone to leaks broad EE adoption • Technology investments will improve the customer experience • Cost control supports customer affordability with one of the lowest and reliability while continuing to control O&M gas bills and below average electric bills vs regional peers • Investment recovery mechanisms help minimize regulatory lag 33

PSEG Investor Update March 2024 PSEG Power & Other

PSEG Investor Update March 2024 PSEG Nuclear • Operates Salem 1 & 2 and Hope Creek • 50% owner of Peach Bottom 2 & 3 • Total 3,761 MW PSEG Power • Opportunities for growth & Other PSEG Gas Supply Operations A more stable, predictable business Serves Basic Gas Supply Power & Service (BGSS) contract with that generates significant free PSE&G, providing low-cost cash flow to support PSEG’s gas and multiple value streams Other investment program Other PSEG Long Island contracts, competitively bid regulated transmission investments, GSOE lease area, potential hydrogen investments, and Parent 35

PSEG Investor Update March 2024 PSEG Decision to Retain Nuclear Based on Several Drivers Decision to Retain Nuclear Units Clarified with Passage of the IRA and PTC Started in January 2024 Key Strategic Drivers: • Unique asset class of existing, low-cost, carbon-free, 24x7 base load generation, providing reliable energy integral to meeting New Jersey’s clean energy targets • Significant free cash flow supports PSEG as it allocates capital for PSE&G’s growth Key Financial Drivers: • Predictable earnings from PTC through 2032 provides escalating support for energy prices • Prices above PTC threshold will provide upside opportunity • Low-cost, high-value growth opportunities at nuclear, and prospects for growth in developing hydrogen hubs Key Operational Drivers: • Demonstrated operational excellence and equipment reliability, providing improved predictability • Safety is always our highest priority 36 36

PSEG Investor Update March 2024 PSEG Nuclear — Key Fleet Data Fleet Average Capacity Factor of ~93% for Full Year 2023 • 57% PSEG ownership • 50% PSEG ownership • 656 MW owned capacity • 637.5 MW owned capacity • Current license expires 2036 • Current license expires 2053* • 18-month operating cycle • 24-month operating cycle • Next refueling scheduled Spring 2025 • Next refueling scheduled Fall 2024 Peach Salem Unit 2 Hope Creek Bottom Unit 3 PWR BWR BWR NJ NJ Peach PA Salem Unit 1 Bottom Unit 2 PWR BWR NJ PA • 100% PSEG ownership • 57% PSEG ownership • 50% PSEG ownership • 1,174 MW owned capacity • 656 MW owned capacity • 637.5 MW owned capacity • Current license expires 2046 • Current license expires 2040 • Current license expires 2054* • 18-month operating cycle • 18-month operating cycle • 24-month operating cycle • Next refueling scheduled Spring 2024 • Next refueling scheduled Fall 2024 • Next refueling scheduled Fall 2025 * Both Peach Bottom units have received subsequent license renewals for an additional 20 years from the NRC. However, the NRC is revisiting the environmental review and the license expiration dates were reverted back 37 37 to 2033 and 2034 pending this review.

PSEG Investor Update March 2024 Nuclear is Critical to the Energy Transition Nuclear is a unique asset class providing reliable 24x7, carbon-free energy and price stabilization PSEG Nuclear provides ~40% of New Jersey’s energy and ~85% of NJ Electric Generation by Fuel Source 2022* NJ’s clean energy • NJ’s energy goals can only be met through preserving our nuclear Other Renewables assets through an extended license life 1% 8% • Integrated Energy Plan supporting NJ’s EMP concluded that retaining nuclear is the least-cost scenario for achieving NJ’s goals PSEG Nuclear is important to NJ’s economy • Supports an annual payroll of more than $175 million Nuclear 41% • Purchases more than $60 million a year in New Jersey goods and services Natural Gas 49% PSEG Nuclear is a leading employer in Salem County and Southern NJ • 4,530 in-state direct and secondary jobs, including 3,990 jobs in Salem County • 1,639 full-time employees — 70% of employees live in South Jersey • 1,000 additional contractors twice a year to support refueling outages and maintenance Coal 1% 38 38 * Source: Form EIA-923 (Electricity Data Browser as of October 4, 2023)

PSEG Investor Update March 2024 Simplified Drawing of Secondary Side of Plant PSEG Nuclear has Compelling Growth Opportunities: Salem Capacity Uprate • ~45-60 MW PSEG-share (4%-5%) thermal increase targeted • Lowers $/MWh generating cost (same O&M, more MWh) • Targeting in service in 2027-2029 • Low-cost investment — Capital is ~$100M PSEG-share for upgrades on the secondary side of the plant (shown to right); no upgrades to reactor equipment expected, no incremental O&M • Opportunity for a larger uprate will be evaluated • Compelling value: - Incremental PTC benefit — Expected to qualify for the incremental * clean energy production credit, providing 10 years of $27/MWh incremental value to market - Average annual net income for first five full years ~$15M-$25M *Amounts reflect 2023 dollars, subject to IRS inflation adjustment factor. 39 39

PSEG Investor Update March 2024 Additional PSEG Nuclear Growth Opportunities Transition from 18-month to 24-month Refueling Cycles • An extended fuel cycle eliminates refueling outages over the life of the plant, reducing O&M by eliminating one refueling outage every 6 years (~$50M O&M) and increasing generation ~25 days every six years (~$30M) to end of extended life (avoids 6 refueling outages)* • Hope Creek: Authorized funding required to transition fuel cycle starting with Fall 2025 outage • Salem: Monitoring NRC approval of new fuel type that would enable transitioning to 24-month cycles License Extensions — Salem and Hope Creek • 20-year extensions to 2056 (Salem Unit 1), 2060 (Salem Unit 2) and 2066 (Hope Creek) • ~$120M total PSEG-share investment (includes ~$40M capex for equipment replacement), ~$40M–$50M through 2028 • Scoping study underway, Salem 1 & 2 license extension request submittal 2026, NRC approval anticipated 2028, Hope Creek to follow sequentially *Amounts reflect 2023 dollars. 40 40

PSEG Investor Update March 2024 Hydrogen Opportunities Federal Government Created Programs to Incentivize the Development of a Hydrogen Economy to Drive Decarbonization Efforts Toward Some of the Hardest Sectors to Abate • Infrastructure Investment and Jobs Act, 2021 — Up to $7 billion was awarded in October 2023 by the DOE to seven hydrogen hubs across the country, including the MACH2 Hub of which PSEG is a participant • Inflation Reduction Act, 2022 — Creation of hydrogen PTC and ITC, dependent upon carbon intensity of hydrogen production process PSEG is Actively Evaluating Hydrogen-Related Opportunities • Evaluating multiple roles - Owner and operator of hydrogen production facilities powered by carbon-free, nuclear power - Seller of RECs and/or nuclear power to third party hydrogen producers - End-user of hydrogen blended into selected segments of PSE&G’s gas distribution system 41 41 41

PSEG Investor Update March 2024 PSEG Power & Other — Other Businesses Gas Supply Operations — the Next Largest Component of PSEG Power & Other • Broad portfolio of pipeline and storage contracts providing access to low-cost gas and optionality • Serves Basic Gas Supply Service to PSE&G customers • Multiple value streams from gas commodity and pipeline capacity sales to third parties and margins on gas sales to certain customer classes • Lowest-cost gas supplier in New Jersey with 75% of off-system sales margins credited to customers Other Components PSEG Long Island — Two Categories of Competitively Bid, FERC Regulated GSOE Lease Area Services Transmission Projects • Evaluating options to monetize our • Operating Services Agreement to • In December 2023, PJM awarded manage T&D utility PSEG an ~$424 million project as acreage part of its 2022 Window 3 • Fuel & Energy Management competitive solicitation Contracts • BPU OSW Transmission solicitations o Prebuild infrastructure expected in April 2024 o Expected second State Agreement Approach solicitation later in 2024 42 42 42

PSEG Investor Update March 2024 Key Takeaways: Increasing Predictability • Operational Excellence: Solid nuclear operations with • Disciplined Investment: exemplary ratings on all units, gas supply operations - The PTC is a game-changer, providing LT price stability, benefiting PSE&G customers, and PSEG Long Island driving our strategic decision to retain our nuclear assets - Enables investment opportunities in power uprates, fuel • Financial Strength: cycle optimization, license extensions and hydrogen - Nuclear long-term price stability through PTC threshold into the next decade - Nuclear operations generate significant free cash flow to support PSEG’s growth objectives Transformed business with the sale of fossil - Other businesses, while smaller components, provide generating assets and exit from offshore stable value wind generation, and decision to retain PSEG’s nuclear assets following IRA 43

PSEG Investor Update March 2024 Financial Review & Outlook

PSEG Investor Update March 2024 PSEG 2024 Guidance Consistent with its 5% to 7% Long-Term Non-GAAP Operating Earnings CAGR $3.60 to $3.70 Growth in earnings influenced by the following drivers: $3.48 + Utility Rate Base Growth + Nuclear PTC - Parent Interest Expense 2023 Non-GAAP 2024E Non-GAAP Operating Earnings Operating Earnings Guidance 45 45 $ / share

PSEG Investor Update March 2024 PSEG’s Long-term Growth Outlook Driven by PSE&G’s Regulated Earnings Non-GAAP Operating Earnings Continuing Path of Increasing Predictability • ~90% of PSEG’s non-GAAP Operating Earnings over the 2024-2028 period are from PSE&G • >90% of capital program allocated to regulated activities • Execution of robust capital plan • Growth CAGR reflects Nuclear at PTC threshold, adjusting with inflation beginning 2025 • Continued cost control 2024E 2028E 46

PSEG Investor Update March 2024 No New Equity Needs through 2028 to Fund Business Plan Capital Needs PSEG Consolidated 2024E – 2028E PSEG Sources and Uses of Cash PSE&G Funding PSE&G Growth • Internally generated PSE&G cash flow PSE&G • Incremental PSE&G debt Dividend to Parent • PSEG Power & Other enables PSE&G to Incremental retain equity to maintain capital structure PSE&G Debt PSE&G PSE&G Capital Cash from Expenditures (1) Ops PSEG Power & Other Competitively Bid Regulated Transmission Parent Financing PSEG PSEG Power & Other FCF Shareholder & Debt Dividend Dividend from PSE&G S o u r c e s U s e s S o u r c e s U s e s S o u r c e s U s e s (1) PSE&G Cash from Operations is adjusted for cost of removal and Energy Efficiency spending, which are included in Capital Expenditures 47 47

PSEG Investor Update March 2024 Our Business Profile Supports Solid BBB Credit Ratings as Capital is Deployed for PSE&G Growth PSEG Projected Average (1) FFO/Debt Debt Capacity (2024E-2028E) 20% $3.0 Financial flexibility utilized to fund Projected Average 15% planned investments, ~Mid-Teens with PSEG continuing to have debt capacity for Minimum Threshold incremental opportunities 10% $0.0 ~$3.5B of investment capacity if Targeting Solid ‘BBB’ credit debt capacity funds regulated ratings for PSEG Senior growth at target capital structure Unsecured Debt (1) FFO/Debt is an internal estimate of a non-GAAP measure. FFO reflects cash from operations excluding working capital and adjusts for certain items including taxes on asset sales, cost of removal and energy efficiency investments. Debt consists of long-term debt, short-term debt and other imputed debt primarily related to an unfunded pension obligation. 48 $ Billions

PSEG Investor Update March 2024 PSEG’s 2024 Indicative Annual Dividend Increase of $0.12 Per Share Supported by Predictable Earnings Annual PSEG Dividend Per Share $2.40** $2.28 $2.16 $2.04 $1.96 $1.88 $1.80 $1.72 $1.64 $1.56 $1.48 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024E 54% 54% 57% 59% 58% 57% 57% 56% 62% 66% Payout Ratio* PSEG has a 117-year history of returning cash to shareholders * Payout Ratios reflect the dividend rate divided by non-GAAP Operating Earnings. See Slide A for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) for PSEG. ** Indicative annual 2024 common dividend rate per share. 49 Note: All future decisions and declarations regarding dividends on the common stock are subject to approval by the Board of Directors.

PSEG Investor Update March 2024 Meeting Takeaways: A Strong Business Mix and Platform for Predictable Growth • 5%-7% long-term earnings growth rate for 2024-2028 driven by • Retaining Nuclear fleet with PTC stabilized, predictable cash PSE&G rate base growth and PTC threshold for Nuclear flows and multiple growth paths with modest investment • Best-in-class, customer-centric regulated Utility with robust - Predictability – Long-term growth outlook through 2028 based on 5-year capex of $18B–$21B PTC threshold, with upside for potential market price increases - Focused on infrastructure modernization and - Opportunities – Increase capacity via uprates, extend fuel cycles, decarbonization of NJ economy seek license extensions and potential hydrogen opportunities - Investment opportunities aligned with New Jersey and federal • Effective cost control to mitigate macro-inflationary concerns, Clean Energy policies reduce volatility and maintain customer affordability - Customer affordability with lower prices than the average among • 2024 indicative annual common dividend* of $2.40 per share regional peers represents a $0.12 per share increase over 2023 - Constructive NJ regulatory environment • Sustainability recognized in top-tier ESG scores for climate leadership and commitment to ethical business practices • Exited offshore wind generation • Strong management track record of delivering on commitments, including meeting earnings guidance 19 years in a row * All future decisions and declarations regarding dividends on the common stock are subject to approval by the Board of Directors. 50

PSEG Investor Update March 2024 Appendix

PSEG Investor Update March 2024 PSE&G Recognized for Excellence PSE&G has been honored on numerous fronts for best-in-class operations • #1 in Customer Satisfaction with Residential and Business Electric Service in the East among Large Utilities by J.D. Power in 2023* ® • 2023 PA Consulting ReliabilityOne Award for Outstanding Reliability Performance in the Mid-Atlantic Metropolitan nd Service Area for the 22 consecutive year • 2023 ReliabilityOne® Outstanding Customer Engagement Award • Escalent’s 2023 Cogent Most Trusted Utility Brands – Residential * PSE&G received the highest score in the East Large segment of the J.D. Power 2023 U.S. Electric Utility Residential and Business Customer Satisfaction Study of electric utility satisfaction among residential and business customers. Visit jdpower.com\awards for more details. 52 52 52

PSEG Investor Update March 2024 PSEG Provides Compelling Careers for 2022-2023 DEI Our Employees Recognitions PSEG ~12,500 Employees • America’s Best Employers for Diversity • Strong union partnerships with our six unions and the ~7,700 employees • America’s Best Large Employers they represent: • America’s Best Employers for Women - In May 2023, PSEG reached new four-year labor agreements with all unions • America’s Best Employer by State representing employees in New Jersey • America’s Most Just Companies - In November 2023, PSEG Long Island reached a new four-year labor agreement • Bloomberg Gender-Equality Index • DEI – ~29% are racially/ethnically diverse, ~18% are women* • Bronze Military Friendly Employers - Representation of racially/ethnically diverse employees has increased 2.8% since 2019; exceeds industry benchmark by 2.5% • 2023 Campus Forward Award - Representation of racially/ethnically diverse employees in management has • Corporate Equality Index increased 4.9% since 2019 • 2023 Best Places to Work for People with - Representation of women employees has increased 0.4% since 2019 Disabilities - Representation of women in management has increased 2.9% since 2019 • Leading Disability Employer - Hired more than 3,000 employees in 2022 and 2023 • 100 Best Corporate Citizens of 2022 - Numerous DEI recognitions • Link to 2022-2023 DEI Report * As of October 31, 2023. 53 53

PSEG Investor Update March 2024 PSEG has Demonstrated Success in Controlling O&M, Keeping CAGR ~(1%) (1) PSEG O&M Expense 2500 2000 1500 1000 500 0 2018 2019 2020 2021 2022 2023 2024E PSEG Power & Other Distribution Transmission (1) Excludes Nuclear ARO, early retirement of Hudson/Mercer coal plants, Bethlehem Energy Center goodwill write-off, write-offs related to Strategic Alternatives and certain regulatory balance 54 account and pass-through items. Excludes PSEG Fossil and PSEG Power Ventures as of 2022. ($ Millions)

PSEG Investor Update March 2024 PSEG Power & Other Nuclear Generation Measures Other Financial Considerations Three Months Ended Twelve Months Ended December 31, December 31, • For 2024, total nuclear generation is forecasted to be 30-32 TWh and is 90%-95% hedged at an average price of $38 per MWh* 2023 2022 2023 2022 • Transitioning PSEG’s 100%-owned Hope Creek unit Capacity Factor 85.8% 85.8% 93.2% 92.2% from 18-month to 24-month fuel cycles starting in 2025 Fuel Cost ($ millions) $45 $42 $189 $183 • In October, PSEG issued $600 million of 5.88% Senior Notes Generation (GWh) 7,328 7,338 31,599 31,265 due October 2028 and issued $400 million of 6.13% Senior Fuel Cost ($/MWh) $6.14 $5.72 $5.98 $5.85 Notes due October 2033 2022: Spring – S1 Fall – HC, PB2 • In November, PSEG retired $750 million of 0.84% Senior Notes Refueling Outages: 2023: Spring – S2 Fall – S1, PB3 at maturity 2024: Spring – HC Fall – S2, PB2 PJM Capacity Auction Results Delivery Period PSEG’s Average Prices PSEG’s Cleared Capacity Jan 2024 – May 2024 $50/MW-Day 3,700 MW Jun 2024 – May 2025 $55/MW-Day 3,500 MW * Numbers reflect management’s view of hedged percentages and prices as of December 31, 2023 for 2024E. Prices for 2024E reflect energy revenues only. Hedged positions include MTM accounting treatment and options. 55 55 Note: Generation indicates period net generation; Average Prices and Cleared Capacity reflect base and incremental auctions.

PSEG Investor Update March 2024 PSEG Maintains a Solid Financial Position PSEG Public Service Electric & Gas PSEG Senior Unsecured Credit Ratings PSE&G Senior Secured Credit Ratings Moody’s = Baa2 / Outlook = Stable S&P = BBB / Outlook = Stable Moody’s = A1 / Outlook = Stable S&P = A / Outlook = Stable (1,2) PSEG 364-Day Term Loan Outstanding $0.50B PSE&G Long-term Debt Outstanding $13.66B PSEG Long-term Debt Outstanding $4.37B PSEG Maturity Profile 2024 - 2028 PSEG Consolidated Debt to Capitalization 57% PSEG Power Issuer Credit Ratings 2,500 Moody’s = Baa2 / Outlook = Positive S&P = BBB / Outlook = Stable 2,000 (2) 1,500 PSEG Power Long-term Debt Outstanding $1.25B 1,000 500 PSEG Liquidity and Net Cash Collateral Postings PSEG Liquidity and Net Cash Collateral Postings 0 • PSEG had approximately $3.4B of total available liquidity, including $54M of 2024 2025 2026 2027 2028 cash and cash equivalents, at 12/31/2023 PSE&G PSEG Power PSEG • PSEG Power had net cash collateral postings of $113M at 12/31/2023 • As of 12/31/2023, reflecting interest rate swaps, ~4% of PSEG’s total debt was at a variable rate – down nearly 8% since year end 2022 All data is as of 12/31/2023 unless otherwise noted. (1) 364-Day Term Loan is included in Short-Term Debt as Commercial Paper & Loans and as of 12/31/2023 included one term loan maturing April 2024 with a remaining balance of $0.50B. (2) PSEG 364-Day term loans and PSEG Power long-term debt are at a variable rate. As of 12/31/2023, PSEG had entered into floating-to-fixed interest rate swaps totaling $1.4B to reduce the volatility in interest expense for a portion of our variable rate debt on our $1.25B term loan due March 2025 at PSEG Power and PSEG’s $0.50B term loan due April 2024. 56 56 Note: Total Long-Term Debt Outstanding amounts may not add to PSEG Consolidated Total Long-Term Debt Outstanding due to rounding. Amounts on slide are rounded up to two decimal places. Principal Maturing ($ Millions)

PSEG Investor Update March 2024 PSEG EPS Reconciliation – FY 2023 versus FY 2022 $5.50 $4.50 $5.13 $4.00 $5.00 $3.47 $3.48 ($0.06) $0.07 $3.50 Transmission 0.07 Gross Margin 0.23 Re-contracting/Market 0.36 Renewables & $3.00 Capacity (0.08) Energy Efficiency 0.01 Volume 0.02 Electric Margin 0.03 Gas Operations (0.07) $2.50 Gas Margin 0.04 O&M 0.06 $2.06 Other E&G Margin Depreciation 0.01 0.04 $2.00 Interest (0.06) Distribution Non-Operating Depreciation & Interest $1.50 Pension/OPEB (0.12) (0.11) Taxes & Other (0.05) Distribution Non-Operating $1.00 Pension/OPEB (0.18) Distribution Taxes 0.03 $0.50 Lower Share Count 0.01 $0.00 FY 2022 FY 2022 PSE&G PSEG Power & Other FY 2023 FY 2023 Net Income Operating Earnings Operating Earnings Net Income (non-GAAP)* (non-GAAP)* * See Slide A for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG, PSE&G and PSEG Power & Other. 57 57 Note: Results may not add due to rounding. $ / share ~ ~

PSEG Investor Update March 2024 Glossary of Terms ESG Environmental, Social and Governance PHMSA Pipeline and Hazardous Materials A&G Administrative & General AFUDC Allowance for Funds Used During Construction Safety Administration EV Electric Vehicle AMI Automated Metering Infrastructure FCF Free Cash Flow PJM Pennsylvania Jersey Maryland ARO Asset Retirement Obligation FFO Funds From Operations PTC Production Tax Credit BGSS Basic Gas Supply Service GAAP Generally Accepted Accounting Principles PWR Pressurized Water Reactor BPU New Jersey Board of Public Utilities GC General Counsel REC Renewable Energy Credit BWR Boiling Water Reactor GHG Greenhouse Gas RNG Renewable Natural Gas CAGR Compound Annual Growth Rate GSMP Gas System Modernization Program ROE Return on Equity C&I Commercial and Industrial GSOE Garden State Offshore Energy RTO Regional Transmission Organization CEF Clean Energy Future HC Hope Creek S Salem CI/US Cast Iron and Unprotected Steel Main IAP Infrastructure Advancement Program SAIDI System Average Interruption Duration Index CWIP Construction Work in Progress IRA Inflation Reduction Act SF Sulfur Hexafluoride 6 DC Direct Current ITC Investment Tax Credit T&D Transmission and Distribution DEI Diversity Equity & Inclusion LDC Local Distribution Company DER Distributed Energy Resource USF Universal Service Fund LIHEAP Low Income Home Energy Assistance Program DOE Department of Energy YE Year-End LT Long-Term E Estimate MSCI Morgan Stanley Capital International Energy Cloud EC NRC Nuclear Regulatory Commission EE Energy Efficiency O&M Operations and Maintenance EIA Energy Information Administration OPEB Other Post-Employment Benefits EMP Energy Master Plan OSHA Occupational Safety and Health Administration PSEG Investor Relations EPA Environmental Protection Agency OSW Offshore Wind 80 Park Plaza P/E Price to Earnings Ratio Newark NJ 07102 PB Peach Bottom PSEG-IR-GeneralInquiry@pseg.com Link to PSEG Investor Relations Website Link to PSEG ESG Webpages 58 58

PSEG Fourth Quarter and Full Year 2023 Reconciliation of Non-GAAP Operating Earnings Public Service Enterprise Group Incorporated - Consolidated Operating Earnings (non-GAAP) Reconciliation Three Months Ended Year Ended (a) Includes the financial impact from positions with December 31, December 31, Reconciling Items forward delivery months. 2023 2022 2023 2022 (b) Full year 2022 includes the results for fossil ($ millions, Unaudited) generation sold in February 2022. Net Income $ 546 $ 788 $ 2,563 $ 1,031 (c) Income tax effect calculated at the statutory rate (Gain) Loss on Nuclear Decommissioning Trust (NDT) except for qualified NDT related activity, which records an additional 20% trust tax on income Fund Related Activity, pre-tax (126) (85) (184) 270 (loss) from qualified NDT Funds, and lease (a) (Gain) Loss on Mark-to-Market (MTM), pre-tax (291) (611) (1,334) 635 related activity. Pension Settlement Charges, pre-tax 6 - 338 - (b) Please see Slide 3 for an explanation of PSEG’s use of Plant Retirements, Dispositions and Impairments, pre-tax - 14 - 31 Operating Earnings as a non-GAAP financial measure Lease Related Activity, pre-tax 7 25 7 78 and how it differs from Net Income. Exit Incentive Program (EIP), pre-tax 4 - 29 - (c) Income Taxes related to Operating Earnings (non-GAAP) reconciling items 125 187 323 (306) Operating Earnings (non-GAAP) $ 271 $ 318 $ 1,742 $ 1,739 PSEG Fully Diluted Average Shares Outstanding (in millions) 500 500 500 501 ($ Per Share Impact - Diluted, Unaudited) Net Income $ 1 .10 $ 1.58 $ 5 .13 $ 2.06 (Gain) Loss on NDT Fund Related Activity, pre-tax (0.26) (0.17) (0.37) 0.54 (a) (Gain) Loss on MTM, pre-tax (0.58) (1.22) (2.67) 1.27 Pension Settlement Charges, pre-tax 0.02 - 0.68 - (b) Plant Retirements, Dispositions and Impairments, pre-tax - 0.03 - 0.06 Lease Related Activity, pre-tax 0.01 0.05 0.01 0.15 EIP, pre-tax 0.01 - 0.06 - (c) Income Taxes related to Operating Earnings (non-GAAP) reconciling items 0.24 0.37 0.64 (0.61) Operating Earnings (non-GAAP) $ 0 ..54 $ 0.64 $ 3 .48 $ 3.47 A 59 59